UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2022

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On November 6, 2022, Bio-Path Holdings, Inc. (the “Company”) and several institutional and accredited investors entered into securities purchase agreements (the “Purchase Agreements”), pursuant to which the Company agreed to sell, in a registered direct offering (the “Registered Direct Offering”), an aggregate of 800,000 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), for a purchase price per Share of $2.50 and gross proceeds of approximately $2.0 million.

The Shares will be issued pursuant to a prospectus supplement dated as of November 6, 2022, which was filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-265282), which became effective on June 14, 2022, and the base prospectus dated as of June 14, 2022 contained in such registration statement.

In a concurrent private placement (the “Private Placement”), the Company also agreed pursuant to the Purchase Agreements to issue to the investors in the Registered Direct Offering warrants to purchase up to 800,000 shares of Common Stock (the “Common Warrants”), which represent 100% of the number of shares of Common Stock purchased in the Registered Direct Offering. Subject to certain ownership limitations, the Common Warrants will be exercisable beginning six months after issuance, have a term of five and one-half years from issuance and have an exercise price of $2.85 per share. The number of shares issuable upon exercise of the Common Warrants and the exercise price of the Common Warrants are adjustable in the event of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

Neither the Common Warrants nor the shares of Common Stock issuable upon exercise of the Common Warrants (the “Common Warrant Shares”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Common Warrants and the Common Warrant Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder. Each investor who entered into to a Purchase Agreement has represented that it is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

On November 6, 2022, the Company entered into an engagement letter (the “Engagement Letter”) with ROTH Capital Partners, LLC (the “Placement Agent”). Also on November 6, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with the Placement Agent. Pursuant to the Engagement Letter and the Placement Agency Agreement, the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the Registered Direct Offering and the Private Placement. The Company has agreed to pay the Placement Agent an aggregate cash fee equal to 7.0% of the gross proceeds received in the Registered Direct Offering and the Private Placement. The Company will also reimburse the Placement Agent for reasonable out of pocket expenses incurred by the Placement Agent in connection with its engagement, including reasonable fees and disbursements of its counsel, of up to $50,000.

The net proceeds to the Company from the Registered Direct Offering, after deducting the Placement Agent’s fees and expenses and the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Common Warrants, are expected to be approximately $1.7 million. The Registered Direct Offering and the Private Placement are expected to close on or about November 9, 2022, subject to the satisfaction of customary closing conditions. The Company currently intends to use these net proceeds for working capital and general corporate purposes.

The legal opinion of Winstead PC relating to the legality of the issuance and sale of the Shares in the Registered Direct Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The description of terms and conditions of the Engagement Letter, the Placement Agency Agreement, the form of Purchase Agreement and the form of Common Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Engagement Letter, Placement Agency Agreement, form of Purchase Agreement and form of Common Warrant, which are attached hereto as Exhibits 99.1, 99.2, 10.1 and 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the Common Warrants and the Common Warrant Shares is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 7, 2022, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1*	Form of Common Warrant

5.1*	Opinion of Winstead PC

10.1*	Form of Securities Purchase Agreement

23.1*	Consent of Winstead PC (included in Exhibit 5.1)

99.1*	Engagement Letter, dated as of November 6, 2022, by and between Bio-Path Holdings, Inc. and ROTH Capital Partners, LLC

99.2*	Placement Agency Agreement, dated as of November 6, 2022, by and between Bio-Path Holdings, Inc. and ROTH Capital Partners, LLC

99.3*	Press Release dated November 7, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: November 9, 2022	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Form of Common Warrant

5.1*	Opinion of Winstead PC

10.1*	Form of Securities Purchase Agreement

23.1*	Consent of Winstead PC (included in Exhibit 5.1)

99.1*	Engagement Letter, dated as of November 6, 2022, by and between Bio-Path Holdings, Inc. and ROTH Capital Partners, LLC

99.2*	Placement Agency Agreement, dated as of November 6, 2022, by and between Bio-Path Holdings, Inc. and ROTH Capital Partners, LLC

99.3*	Press Release dated November 7, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).
* Filed herewith.